UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 11, 2011

APOGEE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10456	04-3005815
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

129 Morgan Drive
Norwood, Massachusetts 02062
(781) 551-9450
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 11, 2011, Apogee Technology, Inc.’s Board of Directors approved transactions for receipt of $90,500 in proceeds from the sale of two promissory notes.  Mr. Herbert M. Stein loaned the company $40,500 pursuant to the promissory note attached hereto.  Ms. Jacqueline Sommereyns loaned the company $50,000 pursuant to the promissory note attached hereto.  The promissory notes bear simple interest of 8% per year and are to be repaid in cash after 180 days.

Associated with the promissory notes are warrants.  The warrants are a three (3) year warrants with a strike price of $0.75.  The warrants represent 40,500 for Mr. Herbert M. Stein and 50,000 for Ms. Jacqueline Sommereyns  as added consideration for the Notes.  These warrants, and the warrants previously issued to Mr. Herbert M. Stein  and Ms. Jacqueline Sommereyns pursuant to earlier promissory notes, have been documented using the form of warrant, Exhibit 99.4, attached.

On August 11, 2011, Apogee Technology, Inc.’s Board of Directors approved a transaction for receipt of $20,000 in proceeds from the sale of one promissory note.  Mr. Fredrick Reiner loaned the company $20,000 pursuant to the promissory note attached hereto.  The promissory note bears simple interest of 8% per year and is to be repaid in cash after 90 days.

Associated with the promissory note are warrants.  The warrants are a three (3) year warrants with a strike price of $0.75.  The warrants represent 20,000 for Mr. Fredrick Reiner as added consideration for the Note.  These warrants, and the warrants previously issued to Mr. Fredrick Reiner pursuant to earlier promissory notes, have been documented using the form of warrant, Exhibit 99.4, attached.

The documents are attached hereto as Exhibits 99.1, 99.2, and 99.3 and are incorporated herein by reference.

These warrants have been documented using the form of warrant, Exhibit 99.4, attached.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information required by this Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

 The information required by this Item 3.02 is set forth in Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Promissory Note dated as of August 11, 2011 by and between Apogee Technology, Inc. and Mr. Herbert M. Stein
99.2	Promissory Note dated as of August 11, 2011 by and between Apogee Technology, Inc. and Ms. Jacqueline Sommereyns
99.3	Promissory Note dated as of August 11, 2011 by and between Apogee Technology, Inc. and Mr. Fredrick Reiner
99.4	Form of Warrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE TECHNOLOGY, INC.

Dated: August 16, 2011	By:	/s/ Paul J. Murphy
Paul J. Murphy
Chief Financial Officer

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